Transaction

Date:

30 December, 2005

To:

Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-10

c/o Citibank, N.A.

388 Greenwich Street 14th Floor

New York, NY 10013

From:

Lehman Brothers Special Financing Inc.

Mandy Lee - Confirmations Group

Facsimile:

(+1) 646-885-9551 (United States of America)

Telephone:

212-526-9257

Ref. Numbers:

Risk ID: 1092217L / Effort ID: N808540 / Global Deal ID: 2350034

Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the “Transaction”), between Lehman Brothers Special Financing Inc. (“Party A”) and Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-10, a common law trust (the “Trust” or “Party B”) formed under the Trust Agreement (defined below) which is governed by the laws of the State of New York.  This communication constitutes a “Confirmation” as referred to in the Master Agreement specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement published by the International Swaps and Derivatives Association, Inc. (“ISDA”) (the “Agreement”), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

This communication incorporates the definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

LEHMAN BROTHERS SPECIAL FINANCING INC.

LEHMAN BROTHERS INC.

745 SEVENTH AVENUE, NEW YORK NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	16 December, 2005

Effective Date:	25 December, 2005

Termination Date:	25 December, 2008, subject to adjustment in accordance with the Modified Following Business Day Convention.

Notional Amount:	USD100,000,000 – subject to adjustment in accordance with Schedule A attached hereto.

Fixed Amounts:

Fixed Amount Payer:	Party B

Fixed Amount Payer Payment Dates:	Inapplicable

Fixed Amount:	By its execution hereof and with effect from the Trade Date above Party A irrevocably acknowledges receipt of all agreed consideration from Party B in respect of this Transaction.
Floating Amounts:

Floating Amount Payer:	Party A

Floating Rate:	The greater of (a) 0% and (b) USD-LIBOR-BBA with a Designated Maturity of one month minus the Strike Rate (as set forth in Schedule A attached hereto).

Floating Rate Payer Period End Dates:	The twenty-fifth (25th) calendar day of each month, commencing 25 January, 2006, subject to adjustment in accordance with the Modified Following Business Day Convention.

Early Payment:	1 Business Days preceding each Floating Rate Payer Period End Date

Spread:	Inapplicable

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Business Days:	New York

Miscellaneous:

Calculation Agent:	Party Answer:
Risk ID: 1092217L / Effort ID: 808540 / Global Deal ID: 2350034

Transfer:

Notwithstanding Section 7 of the Agreement, Party A may assign its rights and obligations under this Transaction, in whole and not in part, to any Affiliate of Lehman Brothers Holdings Inc. (“Holdings”) effective upon delivery to Party B of the full unconditional guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate.

Governing Law:	The laws of the State of New York (without reference to choice of law doctrine).

Termination Currency:	USD

Additional Provisions:

1.

The “Cross Default” provisions of Section 5(a)(vi) of the Master Agreement will not apply.

2.

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of the Master Agreement will not apply.

3.

The "Automatic Early Termination" provisions of Section 6(a) will not apply.

4.

"Specified Entity" will not apply to either Party A or Party B.

5.

Payments on Early Termination. For the purposes of Section 6(e), Loss and Second Method will be used.

6.

The provisions of Section 5(a) (ii), (iii), (iv) and (vii) of the Master Agreement will not apply to Party B.

             7.

Representations.  Section 3 of the Master Agreement is hereby amended by adding the    following additional subsections:

(a)

No Agency.  It is entering into this Transaction as principal.

(b)

Eligible Contract Participant.  It is an “eligible contract participant” as defined in the Commodity Futures Modernization Act of 2000.

(c)

No Reliance. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the Master Agreement), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction; (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

             8

Netting of Payments.  Subparagraph (ii) of Section 2(c) of the Master Agreement will not apply to any Transaction between the parties hereto.

9.

Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by Citibank, N.A. (the “Trustee”), not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement (the “Trust Agreement”) dated as of 01 December, 2005, among the Trustee, Aurora Loan Services LLC, as Master Servicer and Structured Asset Securities Corporation, as Depositor, (b) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken  by the Trust under this Confirmation.

10.

Non-Petition. Lehman Brothers Special Financing Inc. hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Trust.

11.

Waiver of Trial By Jury.  Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party’s entering into this Transaction.

12.    Any amendments, transfers or assignments of obligations under this Confirmation shall not be effective unless a  Rating Agency confirms in writing that the rating of any Certificates issued by the Trust will be unaffected by such action.

Payment Instructions for Party B in USD:

Citibank NA

ABA#021-000-089

Acct Name: Structured Finance Incoming Wire

Acct #3617-2242

Ref: Lehm XS Trust 05-10 Pool 1Bas Ris Res/ 105650

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America),   Attention: Documentation.

Very truly yours,

Lehman Brothers Special Financing Inc.

/s/ Anatoly Kozlov

By: Anatoly Kozlov

Lehman Brothers Special Financing, Inc.
Authorized Signatory

Accepted and confirmed as of the date first written

Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-10

By: Citibank, N.A. not in its individual capacity but solely as Trustee

By_____/s/ Karen Schluter_________________

Name:__Karen Schluter___________________

Title:___Vice President____________________

Schedule A

*Calculation Period from and including	*Calculation Period up to but excluding	Notional Amount (USD)	Strike Rate (%)
December 25, 2005	January 25, 2006	100,000,000.00	6.4763
January 25, 2006	February 27, 2006	96,618,492.60	6.4762
February 27, 2006	March 27, 2006	93,346,152.53	6.4762
March 27, 2006	April 25, 2006	90,265,295.99	6.4762
April 25, 2006	May 25, 2006	87,329,169.00	6.4762
May 25, 2006	June 26, 2006	84,479,322.90	6.5821
June 26, 2006	July 25, 2006	81,713,380.92	6.5841
July 25, 2006	August 25, 2006	79,028,749.84	6.5841
August 25, 2006	September 25, 2006	76,423,008.97	6.5848
September 25, 2006	October 25, 2006	73,893,853.32	6.5848
October 25, 2006	November 27, 2006	71,439,021.90	6.5848
November 27, 2006	December 26, 2006	69,056,332.09	6.6208
December 26, 2006	January 25, 2007	66,743,688.00	6.6214
January 25, 2007	February 26, 2007	64,499,016.33	6.6213
February 26, 2007	March 26, 2007	62,320,313.64	6.6213
March 26, 2007	April 25, 2007	60,205,642.55	6.6213
April 25, 2007	May 25, 2007	58,153,122.56	6.6213
May 25, 2007	June 25, 2007	56,160,928.35	6.6167
June 25, 2007	July 25, 2007	54,227,287.59	6.6180
July 25, 2007	August 27, 2007	52,350,480.45	6.6242
August 27, 2007	September 25, 2007	50,528,910.73	6.6248
September 25, 2007	October 25, 2007	48,760,887.27	6.6248
October 25, 2007	November 26, 2007	47,044,831.66	6.6247
November 26, 2007	December 26, 2007	45,379,217.57	7.3483
December 26, 2007	January 25, 2008	43,763,701.96	7.3484
January 25, 2008	February 25, 2008	42,195,644.80	7.3483
February 25, 2008	March 25, 2008	40,673,652.56	7.3483
March 25, 2008	April 25, 2008	39,196,372.93	7.3483
April 25, 2008	May 27, 2008	37,762,493.30	7.3482
May 27, 2008	June 25, 2008	36,370,739.54	7.5435
June 25, 2008	July 25, 2008	35,020,048.59	7.5436
July 25, 2008	August 25, 2008	33,709,037.30	7.5433
August 25, 2008	September 25, 2008	32,436,537.83	7.5433
September 25, 2008	October 27, 2008	31,201,421.99	7.5813
October 27, 2008	November 25, 2008	30,001,894.65	7.6653
November 25, 2008	December 25, 2008	28,837,625.10	8.1948

*subject to adjustment in accordance with the relevant Business Day Convention.

Transaction

Date:

30 December, 2005

To:

Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-10

c/o Citibank, N.A.

388 Greenwich Street 14th Floor

New York, NY 10013

From:

Lehman Brothers Special Financing Inc.

Mandy Lee - Confirmations Group

Facsimile:

(+1) 646-885-9551 (United States of America)

Telephone:

212-526-9257

Ref. Numbers:

Risk ID: 1092629L / Effort ID: N808449 / Global Deal ID: 2350619

Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the “Transaction”), between Lehman Brothers Special Financing Inc. (“Party A”) and Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-10, a common law trust (the “Trust” or “Party B”) formed under the Trust Agreement (defined below) which is governed by the laws of the State of New York.  This communication constitutes a “Confirmation” as referred to in the Master Agreement specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement published by the International Swaps and Derivatives Association, Inc. (“ISDA”) (the “Agreement”), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

This communication incorporates the definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	16 December, 2005

Effective Date:	30 December, 2005

Termination Date:	25 February, 2009, subject to adjustment in accordance with the Modified Following Business Day Convention.

Notional Amount:	USD99,458,000.00 – subject to adjustment in accordance with Schedule A attached hereto.

Fixed Amounts:

Fixed Amount Payer:	Party B

Fixed Amount Payer Payment Dates:	Inapplicable

Fixed Amount:	By its execution hereof and with effect from the Trade Date above Party A irrevocably acknowledges receipt of all agreed consideration from Party B in respect of this Transaction.

Floating Amounts:

Floating Amount Payer:	Party A

Floating Rate:	The greater of (a) 0% and (b) USD-LIBOR-BBA with a Designated Maturity of one month minus 6.417%.

Floating Rate Payer Period End Dates:	The twenty-fifth (25th) calendar day of each month, commencing 25 January, 2006, subject to adjustment in accordance with the Modified Following Business Day Convention.

Early Payment:	1 Business Days preceding each Floating Rate Payer Period End Date

Spread:	Inapplicable

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Business Days:	New York

Miscellaneous:

Calculation Agent:	Party A

Transfer:

Notwithstanding Section 7 of the Agreement, Party A may assign its rights and obligations under this Transaction, in whole and not in part, to any Affiliate of Lehman Brothers Holdings Inc. (“Holdings”) effective upon delivery to Party B of the full unconditional guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate.

Governing Law:	The laws of the State of New York (without reference to choice of law doctrine).

Termination Currency:	USD

Additional Provisions:

3.

The “Cross Default” provisions of Section 5(a)(vi) of the Master Agreement will not apply.

4.

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of the Master Agreement will not apply.

6.

The "Automatic Early Termination" provisions of Section 6(a) will not apply.

7.

"Specified Entity" will not apply to either Party A or Party B.

8.

Payments on Early Termination. For the purposes of Section 6(e), Loss and Second Method will be used.

6.

The provisions of Section 5(a) (ii), (iii), (iv) and (vii) of the Master Agreement will not apply to Party B.

             7.

Representations.  Section 3 of the Master Agreement is hereby amended by adding the following additional subsections:

(d)

No Agency.  It is entering into this Transaction as principal.

(e)

Eligible Contract Participant.  It is an “eligible contract participant” as defined in the Commodity Futures Modernization Act of 2000.

(f)

No Reliance. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the Master Agreement), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction; (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

             8

Netting of Payments.  Subparagraph (ii) of Section 2(c) of the Master Agreement will not apply to any Transaction between the parties hereto.

9.

Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by Citibank, N.A. (the “Trustee”), not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement (the “Trust Agreement”) dated as of 01 December, 2005, among the Trustee, Aurora Loan Services LLC, as Master Servicer and Structured Asset Securities Corporation, as Depositor, (b) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken  by the Trust under this Confirmation.

10.

Non-Petition. Lehman Brothers Special Financing Inc. hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Trust.

11.

Waiver of Trial By Jury.  Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party’s entering into this Transaction.

12.    Any amendments, transfers or assignments of obligations under this Confirmation shall not be effective unless a  Rating Agency confirms in writing that the rating of any Certificates issued by the Trust will be unaffected by such action.

Payment Instructions for Party B in USD:

Citibank NA

ABA#021-000-089

Acct Name: Structured Finance Incoming Wire

Acct #3617-2242

Ref: Lehm XS Trust 05-10 Pool 2 Bas Ris Res/ 105651

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America),   Attention: Documentation.

Very truly yours,

Lehman Brothers Special Financing Inc.

/s/ Anatoly Kozlov

By: Anatoly Kozlov

Lehman Brothers Special Financing Inc.
Authorized Signatory

Accepted and confirmed as of the date first written

Lehman XS Trust Mortgage Pass-Through Certificates, Series 2005-10

By: Citibank, N.A. not in its individual capacity but solely as Trustee

By /s/ Karen Schluter

Name: Karen Schluter

Title: Vice President

Schedule A

*Calculation Period from and including	*Calculation Period up to but excluding	Notional Amount:
December 30, 2005	January 25, 2006	99,458,000.00
January 25, 2006	February 25, 2006	97,341,893.24
February 25, 2006	March 25, 2006	95,092,327.86
March 25, 2006	April 25, 2006	92,706,768.05
April 25, 2006	May 25, 2006	90,332,248.74
May 25, 2006	June 25, 2006	87,785,399.50
June 25, 2006	July 25, 2006	85,071,590.30
July 25, 2006	August 25, 2006	82,197,007.18
August 25, 2006	September 25, 2006	79,167,678.18
September 25, 2006	October 25, 2006	75,990,098.24
October 25, 2006	November 25, 2006	72,671,438.33
November 25, 2006	December 25, 2006	69,340,064.93
December 25, 2006	January 25, 2007	66,071,329.08
January 25, 2007	February 25, 2007	62,864,060.68
February 25, 2007	March 25, 2007	59,717,111.38
March 25, 2007	April 25, 2007	56,629,354.18
April 25, 2007	May 25, 2007	53,599,683.06
May 25, 2007	June 25, 2007	50,627,012.57
June 25, 2007	July 25, 2007	47,710,277.45
July 25, 2007	August 25, 2007	44,848,432.25
August 25, 2007	September 25, 2007	42,040,451.00
September 25, 2007	October 25, 2007	39,285,326.78
October 25, 2007	November 25, 2007	36,582,071.45
November 25, 2007	December 25, 2007	33,929,715.22
December 25, 2007	January 25, 2008	31,327,306.37
January 25, 2008	February 25, 2008	28,773,910.88
February 25, 2008	March 25, 2008	26,268,612.13
March 25, 2008	April 25, 2008	23,810,510.54
April 25, 2008	May 25, 2008	21,398,723.30
May 25, 2008	June 25, 2008	19,032,384.01
June 25, 2008	July 25, 2008	16,710,642.42
July 25, 2008	August 25, 2008	14,432,664.10
August 25, 2008	September 25, 2008	12,197,630.14
September 25, 2008	October 25, 2008	10,004,736.92
October 25, 2008	November 25, 2008	7,853,195.74
November 25, 2008	December 25, 2008	5,742,232.62
December 25, 2008	January 25, 2009	3,671,087.97
January 25, 2009	February 25, 2009	1,747,279.53

*subject to adjustment in accordance with the relevant Business Day Convention.